Schedule of Prepayments and Other Current Assets (Details) - CNY (¥) ¥ in Thousands		Jun. 30, 2024	Dec. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Deductible Value Added Tax (“VAT”)		¥ 27,884	¥ 39,914
Loan to a third party	[1]	10,000
Service fees	[2]	8,916	4,504
Rental and other deposits		2,505	2,449
Rental expense for other leases with period less than one year		875	630
Staff advance		649	230
Others		2,083	1,594
Balance at the end of the year		¥ 52,912	¥ 49,321

[1]	The Group entered into a loan agreement with Baohe Holdings Limited (“Baohe”) with the loan term from June 15, 2024 to July 15, 2024, for Baohe’s business operation purpose, which was guaranteed by Dingfengcheng Chen’s Rice Noodles (Beijing) Co., Ltd. The principal amount of the loan is RMB10.0 million with the interest rate of 5% per annum.
[2]	Service fees mainly consist of prepayment of cloud server hosting fees, directors and officers’ insurance fees and others.